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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2008


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-11777                  77-0227341
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

                              ____________________

                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

                              ____________________

       Registrant's telephone number, including area code: (831) 753-6262


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On February 19, 2008 Monterey Gourmet Foods, Inc. (the "Company") issued a press release regarding the Company's financial results for its fourth quarter ended December 31, 2007 and its year ended December 31, 2007. The full text of the Company's press release is attached hereto as Exhibit 99.1.

The information in this report and the attached exhibit is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.  Financial Statements and Exhibits.

    Exhibit
      No.                            Description

     99.1        February 19, 2008 Press Release by Monterey Gourmet Foods, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MONTEREY GOURMET FOODS, INC.

Date: February 22, 2008                By:  /s/ Scott S. Wheeler
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                                            Scott  S. Wheeler
                                            Chief Financial Officer